Exhibit 24.3

POWER OF ATTORNEY

Jason M. Glickman, the undersigned, Executive Vice President, Engineering, Planning, and Strategy of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Executive Vice President, Engineering, Planning, and Strategy (principal executive officer) of the Corporation: any and all amendments, supplements and other filings or documents related to the automatically effective registration statement on Form S-3 (File Nos. 333-253630 and 333-253630-01) of PG&E Corporation and the Corporation filed with the Securities and Exchange Commission on February 26, 2021.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Jason M. Glickman
Jason M. Glickman June 10, 2021

POWER OF ATTORNEY

Marlene Santos, the undersigned, Executive Vice President and Chief Customer Officer of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Executive Vice President and Chief Customer Officer (principal executive officer) of the Corporation: any and all amendments, supplements and other filings or documents related to the automatically effective registration statement on Form S-3 (File Nos. 333-253630 and 333-253630-01) of PG&E Corporation and the Corporation filed with the Securities and Exchange Commission on February 26, 2021.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Marlene Santos
Marlene Santos June 8, 2021